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                   AMENDMENT NO. 1 TO LOAN FACILITY AGREEMENT

         THIS AMENDMENT NO. 1 TO LOAN FACILITY AGREEMENT ("Amendment"), dated as of July 1, 1996, is made by and between Essex Property Trust, Inc., a Maryland corporation (the "Borrower"), and T/W Essex Funding, L.L.C., a Delaware limited liability company (the "Lender").


                                    RECITALS:

         WHEREAS, the Lender and the Borrower entered into that certain Loan Facility Agreement, dated as of June 20, 1996 (the "Loan Agreement"), whereby the Lender agreed to lend to the Company and the Company agreed to borrow from the Lender up to an aggregate of $33,000,000;

         WHEREAS, the Borrower and certain affiliates of the Lender (such affiliates, collectively, the "Buyer") entered into that certain Stock Purchase Agreement, dated as of June 20, 1996, as amended to the date hereof (as so amended, the "Stock Purchase Agreement"), whereby, subject to certain conditions, the Borrower has agreed to sell to the Buyer and the Buyer has agreed to purchase from the Borrower an aggregate of up to 1,600,000 shares of a newly authorized series of preferred stock of the Borrower designated as 8.75% Convertible Preferred Stock, Series 1996A (the "Preferred Stock"), having the terms set forth in the form of Borrower's Articles Supplementary attached as Exhibit A thereto (the "Articles Supplementary") establishing the rights, privileges and preferences of the Preferred Stock, at a price of $25.00 per share;

         WHEREAS, the parties hereto desire, among other things, to reduce the amount available under the Loan Agreement to $31,500,000;

         WHEREAS, the Buyer and the Borrower have agreed, among other things, to enter into Amendment No. 1 to the Stock Purchase Agreement dated as of June 20, 1996; and

         WHEREAS, the parties hereto have agreed, among other things, to amend and modify the Loan Agreement as set forth herein.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing premises and covenants hereinafter set forth, and other good and valuable consideration had and received, the parties hereto, upon the terms and subject to the conditions contained herein, hereby agree as follows:

                1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement has the meaning ascribed to such term in the Loan Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and


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each other similar reference contained in the Loan Agreement shall from and after the date hereof refer to the Loan Agreement as amended hereby.

                2. Amendment to Definitions. (a) The preamble to Section 1.1 shall be amended by adding "All references in this Agreement to any other agreement or instrument shall include such other agreement or instrument as the same may be amended, modified, reaffirmed or supplemented from time to time in accordance with the terms thereof." immediately following the first sentence thereof."

                      (b) The definition of "Initial Commitment" in the Loan Agreement shall be amended by restating it in its entirety as follows: "'Initial Commitment' means $11,500,000."

                      (c) The definition of "Option C" in the Loan Agreement shall be amended by deleting the words "(i) the Lender's option to exchange up to $1,500,000 principal amount of the Loan comprising the Initial Commitment for Preferred Stock pursuant to Section 2.11 hereof, and (ii) "in the first through third lines thereof.

                      (d) The definition of "Option D" in the Loan Agreement shall be amended by deleting the term "$6,000,000" in the fourth line thereof and inserting the term "$7,000,000" in its place and stead.

                      (e) The definition of "Option C Maturity Date" shall be amended by restating it in its entirety as follows:

                  "'Option C Maturity Date' shall mean December 31, 1996; provided, however, if the Borrower shall have notified the Lender on or before December 20, 1996, that it requests an extension, the Option C Maturity Date shall be extended to February 28, 1997; and provided, further, that if the Borrower shall have notified the Lender on or before February 20, 1997, that it requests another extension, the Option C Maturity Date shall be further extended to April 30, 1997."

                  3. Amendment to Section 2.10(a). Section 2.10(a) of the Loan Agreement shall be amended by restating it in its entirety as follows:

                  "2.10(a) Procedures for Option Events. Within two Business Days following the occurrence of an Option A Event, Option B Event, Option C Event or Option D Event, Borrower shall provide Lender written notice of such occurrence (the "Notice of Occurrence"), such notice specifying the type of Option which has occurred. In the case of an Option A Event or Option B Event, the closing whereby the Loan comprising the Initial Commitment shall be exchanged for Preferred Stock shall be held on the third Business Day following Lender's receipt of the Notice of Occurrence; provided, however, the Loan shall be deemed exchanged as of the Option A Maturity Date or the Option B Maturity Date, as the case may be. In the case of an Option D Event, Lender shall deliver a written notice to Borrower within three Business Days of receipt of the Notice of Occurrence which written notice shall specify Lender's election with respect to the


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         exchange of up to $7,000,000 of the Subsequent Commitment for Preferred
         Stock. The closing of such an exchange of up to $7,000,000 together with the exchange of the Loan comprising the Initial Commitment shall take place fifteen Business Days following the date Lender's written notice is received by Borrower; provided, however, the Loan comprising the Initial Commitment shall be deemed exchanged as of the Option D Maturity Date, and up to $7,000,000 Loan comprising the portion of the Subsequent Commitment shall be deemed exchanged as of the date Lender makes such election. Any such closing pursuant to this Section 2.10(a) shall be referred to as an 'Initial Exchange Closing'."

               4. Amendment to Section 2.11. Section 2.11 of the Loan Agreement shall be amended by deleting the words "the Option C Maturity Date" in the second line of the last paragraph thereof.

               5. Amendment to Note Register and Replacement of Note. The Note Register on page 18 of the Loan Agreement shall be amended by deleting "$33,000,000" in the Principal Amount column and inserting in lieu thereof "$31,500,000." The Borrower has executed and delivered a Note in the principal amount of $31,500,000, but otherwise identical to the Note previously executed, and the Lender will, on the receipt of same at closing proceedings in New York City, cancel and surrender to the Borrower the Note reflecting a principal amount of $33,000,000.

               6. Full Force and Effect. Except as specifically amended and modified hereby, the Loan Agreement shall remain in full force and effect and no party hereto waives any of its rights under the Loan Agreement.

               7. Expenses; Indemnification. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses, including the reasonable fees and disbursements of counsel, incurred by the Lender in connection with the preparation, execution and delivery of this Amendment and any amendments and waivers hereof. The Borrower agrees to pay any reasonable legal or other expenses incurred by the Lender in connection with investigating, defending or participating in any loss, claim, damage, liability or other proceeding in connection with the enforcement of this Amendment and the collection of any amounts owing hereunder or thereunder; provided that the Borrower shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Lender or its Affiliates or any of their respective agents or employees.

               8. Cumulative Rights; No Waiver. The rights, powers and remedies of the Lender hereunder are cumulative and in addition to all rights, powers and remedies provided under any and all agreements between the Borrower and the Lender, at law, in equity or otherwise. Neither any delay nor any omission by the Lender to exercise any right, power or remedy shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or any exercise of any other right, power or remedy.

               9. Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become


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effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

               10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AMENDMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK.

               11. Entire Agreement. The Loan Agreement, as amended hereby (including agreements incorporated herein), the Schedule and the Exhibits thereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Amendment is not intended to confer upon any person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

               12. Successors and Assigns. The Loan Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as specifically provided by the Stock Purchase Agreement, the Borrower shall not be permitted to assign any of its rights hereunder to any third party, other than to one or more Affiliates of the Borrower of which the Borrower, directly or indirectly, beneficially owns 98% or more of the voting power and the economic interests, provided that such Affiliates agree to be bound hereby, and provided that the Borrower shall remain liable hereunder, and provided that any bona fide financial institution to which the Borrower or any permitted transferee has


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transferred (including upon foreclosure of a pledge) shares of capital stock for the purpose of securing bona fide indebtedness of the Borrower shall also be entitled to enforce the rights of the Borrower hereunder. The Lender may assign, or grant participations in, all or any part of its rights and interests herein and in the Note to any Person without the consent of or notice of the Borrower.

               13. Headings. The Section headings contained in this Amendment are inserted for convenience of reference only and will not affect the meaning or interpretation of this Amendment.

               14. Amendments and Waivers. This Amendment may not be modified or amended except by an instrument or instruments in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach.

               15. Interpretation; Absence of Presumption. This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the party, drafting or causing any instrument to be drafted.

               16. Severability. Any provision hereof which is invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof.

               17. Further Assurances. The Borrower agrees that, from time to time, it will take such action as may reasonably be necessary to carry out the purposes and intents hereof.

               18. Waiver of Jury Trial. The parties hereto knowingly, voluntarily and expressly waive all right to trial by jury in any action, proceeding or counterclaim enforcing or defending any rights arising out of or relating to this Amendment or the transactions contemplated hereby. Each of the Borrower and the Lender acknowledges that the provisions of this Section have been bargained for and that it has been represented by counsel in connection therewith.


                                      * * *


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed on the date first above written.

              LENDER:                                   BORROWER:

T/W ESSEX FUNDING,  L.L.C.,                 ESSEX PROPERTY TRUST, INC., a
a Delaware  limited liability company       Maryland corporation


By:  ESSEX/TW FUNDING CORP., as
     Managing Member                        By: /s/ Michael Schall
                                               ---------------------------------
                                                 Name: Michael Schall
                                                      --------------------------
                                                 Title: CFO
                                                       -------------------------
     By: /s/ Jeffrey M. Kaplan
        -----------------------------
          Name: Jeffrey M. Kaplan
               ----------------------
          Title: Vice President
                ---------------------




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